Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 80,700,556 Shares
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Supplement No. 8 dated August 30, 2017
to
Prospectus dated November 2, 2016
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This Supplement No. 8 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 2, 2016, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest.

Decrease in Public Offering Price
It is our policy that in the event of a material decline in our net asset value per share, we will reduce our offering price accordingly. On August 30, 2017, in accordance with our share pricing policy, our board of directors determined that a decrease in the public offering prices was warranted following a decline in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we are decreasing our public offering price to $16.08 per Class R share, $15.12 per Class RIA share, and $14.79 per Class I share from $16.35 per Class R share, $15.37 per Class RIA share, and $15.04 per Class I share. The decrease in the public offering price is effective as of our September 1, 2017 weekly closing and first applied to subscriptions received from August 25, 2017 through August 31, 2017.